Exhibit 99.2

THE HANOVER INSURANCE GROUP STATISTICAL SUPPLEMENT TABLE OF CONTENTS
Financial Highlights	1-3
Consolidated Financial Statements
Income Statements	4
Balance Sheets	5
Property and Casualty
Condensed Income Statements	6
GAAP Underwriting Results	7-10
Investments
Net Investment Income	11
Net Realized Investment Gains	12
Investment Portfolio	13
Unrealized Losses	14
Credit Quality of Fixed Maturities	15
Top 25 Corporate Holdings	16
Historical Financial Highlights	17-18
Other Information
Non-GAAP Financial Measures	19
Corporate Information	20
Market and Dividend Information	20
Industry Ratings	20

THE HANOVER INSURANCE GROUP

FINANCIAL HIGHLIGHTS

	Quarter ended December 31			Year ended December 31
(In millions)	2010	2009	% Change	2010	2009	% Change
SEGMENT INCOME
Property and Casualty
Commercial Lines	$36.4	$52.5	(30.7)	$111.2	$189.7	(41.4)
Personal Lines	39.0	20.3	92.1	113.0	76.4	47.9
Other	0.8	(2.5)	(132.0)	3.5	4.0	(12.5)

Total Property and Casualty	76.2	70.3	8.4	227.7	270.1	(15.7)

Interest expense on debt	(11.5)	(7.9)	45.6	(44.3)	(35.1)	26.2

Total segment income	64.7	62.4	3.7	183.4	235.0	(22.0)

Federal income tax expense on P&C segment income	(25.0)	(23.4)	6.8	(76.7)	(89.8)	(14.6)
Federal income tax benefit on interest expense	4.0	2.8	42.9	15.5	12.3	26.0

Total federal income tax expense on segment income	(21.0)	(20.6)	1.9	(61.2)	(77.5)	(21.0)

Total segment income after taxes	$43.7	$41.8	4.5	$122.2	$157.5	(22.4)

RECONCILIATION FROM SEGMENT INCOME TO NET INCOME

Total segment income after taxes	$43.7	$41.8	4.5	$122.2	$157.5	(22.4)
Net realized investment gains	12.9	11.1	16.2	29.7	1.4	N/M
(Loss) gain from retirement of debt	(2.0)	—	N/M	(2.0)	34.5	(105.8)
Federal income tax benefit (expense) on non-segment income (1)	2.8	3.0	(6.7)	3.3	(5.6)	(158.9)

Income from continuing operations	57.4	55.9	2.7	153.2	187.8	(18.4)

Discontinued operations (net of taxes):

Gain from discontinued FAFLIC business	0.1	0.8	N/M	0.5	7.1	N/M
Gain (loss) from discontinued accident and health business	0.6	(0.2)	N/M	(0.3)	(2.6)	N/M
Gain on disposal of variable life and annuity business	0.3	0.8	N/M	1.3	4.9	N/M
Other discontinued operations	—	—	N/M	0.1	—	N/M

Net income	$58.4	$57.3	1.9	$154.8	$197.2	(21.5)

(1)	The fourth quarter of 2010 includes a tax benefit from decreases in the tax valuation allowance of $6.7 million and a benefit from losses related to the retirement of debt of $0.7 million, partially offset by a tax expense of $4.6 million related to sales of securities. The fourth quarter of 2009 primarily reflects a benefit from decreases in the tax valuation allowance of $6.9 million, partially offset by a tax expense of $3.9 million related to sales of securities.

The year ended December 31, 2010 includes a tax benefit from decreases in the tax valuation allowance of $13.0 million and a benefit from losses related to the retirement of debt of $0.7 million, partially offset by a tax expense of $10.4 million related to sales of securities. The year ended December 31, 2009 reflects a tax expense of $12.0 million related to the gain from the retirement of debt, partially offset by a benefit from decreases in the tax valuation allowance of $6.9 million.

THE HANOVER INSURANCE GROUP

FINANCIAL HIGHLIGHTS

	Quarter ended December 31			Year ended December 31
	2010	2009	% Change	2010	2009	% Change
PER SHARE DATA (DILUTED)
Total segment income	$1.41	$1.24	13.7	$3.96	$4.60	(13.9)
Federal income tax expense on segment income	(0.46)	(0.41)	12.2	(1.32)	(1.52)	(13.2)

Total segment income after taxes	0.95	0.83	14.5	2.64	3.08	(14.3)
Net realized investment gains	0.28	0.22	27.3	0.64	0.03	N/M
(Loss) gain from retirement of debt	(0.04)	—	N/M	(0.04)	0.68	(105.9)
Federal income tax benefit (expense) on non-segment income	0.06	0.06	—	0.07	(0.11)	(163.6)

Income from continuing operations	1.25	1.11	12.6	3.31	3.68	(10.1)

Discontinued operations (net of taxes):

Gain from discontinued FAFLIC business	—	0.01	N/M	0.01	0.14	N/M
Gain (loss) from discontinued accident and health business	0.01	—	N/M	(0.01)	(0.05)	N/M
Gain on disposal of variable life and annuity business	0.01	0.02	N/M	0.03	0.09	N/M

Net income (1)	$1.27	$1.14	11.4	$3.34	$3.86	(13.5)

Weighted average shares outstanding	45.9	50.2		46.3	51.1

(1)	Basic income per share was $1.29 and $1.16 for the quarters ended December 31, 2010 and 2009, respectively, and $3.39 and $3.90 for the years ended December 31, 2010 and 2009, respectively.

THE HANOVER INSURANCE GROUP

FINANCIAL HIGHLIGHTS

(In millions, except per share data)	December 31 2010	December 31 2009	% Change
BALANCE SHEET

Total assets	$8,569.9	$8,042.7	6.6
Total shareholders’ equity	$2,460.5	$2,358.6	4.3

Property and Casualty Companies (1)
Statutory surplus	$1,747.3	$1,741.6	0.3
Premium to surplus ratio	1.75:1	1.50:1	16.7

Total book value per share	$54.74	$49.72	10.1

Total book value per share, excluding net unrealized gains and losses related to investments, net of tax	$51.92	$48.05	8.1

Tangible book value per share (total book value excluding goodwill)	$50.75	$46.11	10.1

Shares outstanding (2)	44.9	47.4

Total debt/equity	24.6%	18.4%	6.2	pts

Total debt/total capital	19.8%	15.5%	4.3	pts

(1)	Property and Casualty Companies include The Hanover Insurance Company, Citizens Insurance Company of America, and all other insurance subsidiaries.
(2)	Shares outstanding do not include common stock equivalents.

THE HANOVER INSURANCE GROUP

CONSOLIDATED INCOME STATEMENTS

	Quarter ended December 31			Year ended December 31
(In millions)	2010	2009	% Change	2010	2009	% Change
REVENUES
Premiums earned	$748.7	$647.0	15.7	$2,841.0	$2,546.4	11.6
Net investment income	63.0	63.8	(1.3)	247.2	252.1	(1.9)
Net realized investment gains:
Realized gains from sales and other	19.3	14.7	31.3	43.6	34.3	27.1

Total other-than-temporary impairment losses on investments	(5.9)	(3.1)	90.3	(9.4)	(42.2)	(77.7)
Portion of loss transferred (from) to other comprehensive income	(0.5)	(0.5)	—	(4.5)	9.3	(148.4)

Net other-than-temporary impairment losses on investments recognized in earnings	(6.4)	(3.6)	77.8	(13.9)	(32.9)	(57.8)

Total net realized investment gains	12.9	11.1	16.2	29.7	1.4	N/M
Fees and other income	8.7	8.4	3.6	34.3	34.2	0.3

Total revenues	833.3	730.3	14.1	3,152.2	2,834.1	11.2

LOSSES AND EXPENSES
Losses and loss adjustment expenses	471.7	414.1	13.9	1,856.3	1,639.2	13.2
Policy acquisition expenses	178.2	146.6	21.6	669.0	581.3	15.1
Loss (gain) from retirement of debt	2.0	—	N/M	2.0	(34.5)	(105.8)
Other operating expenses	105.8	96.1	10.1	413.8	377.2	9.7

Total losses and expenses	757.7	656.8	15.4	2,941.1	2,563.2	14.7

Income from continuing operations before federal income taxes	75.6	73.5	2.9	211.1	270.9	(22.1)
Federal income tax expense	18.2	17.6	3.4	57.9	83.1	(30.3)

Income from continuing operations	57.4	55.9	2.7	153.2	187.8	(18.4)

Discontinued operations (net of taxes):

Gain from discontinued FAFLIC business	0.1	0.8	N/M	0.5	7.1	N/M
Gain (loss) from discontinued accident and health business	0.6	(0.2)	N/M	(0.3)	(2.6)	N/M
Gain on disposal of variable life and annuity business	0.3	0.8	N/M	1.3	4.9	N/M
Other discontinued operations	—	—	N/M	0.1	—	N/M

Net income	$58.4	$57.3	1.9	$154.8	$197.2	(21.5)

THE HANOVER INSURANCE GROUP

CONSOLIDATED BALANCE SHEETS

(In millions, except per share data)	December 31 2010	December 31 2009	% Change
ASSETS
Investments:
Fixed maturities, at fair value (amortized cost of $4,598.8 and $4,520.3)	$4,797.9	$4,615.6	3.9
Equity securities, at fair value (cost of $120.7 and $57.3)	128.6	69.2	85.8
Other long-term investments	39.4	32.3	22.0

Total investments	4,965.9	4,717.1	5.3

Cash and cash equivalents	290.4	316.5	(8.2)
Accrued investment income	53.8	52.3	2.9
Premiums, accounts and notes receivable, net	772.0	590.8	30.7
Reinsurance receivable on paid and unpaid losses and ceded unearned premiums	1,254.2	1,197.9	4.7
Deferred policy acquistion costs	345.3	286.3	20.6
Deferred federal income taxes	177.4	228.6	(22.4)
Goodwill	179.2	171.4	4.6
Other assets	398.1	351.2	13.4
Assets of discontinued operations	133.6	130.6	2.3

Total assets	$8,569.9	$8,042.7	6.6

LIABILITIES AND SHAREHOLDERS’ EQUITY

LIABILITIES
Policy liabilities and accruals:
Losses and loss adjustment expenses	$3,277.7	$3,153.9	3.9
Unearned premiums	1,520.3	1,300.5	16.9

Total policy liabilities and accruals	4,798.0	4,454.4	7.7

Expenses and taxes payable	541.7	603.2	(10.2)
Reinsurance premiums payable	34.4	58.5	(41.2)
Long-term debt	605.9	433.9	39.6
Liabilities of discontinued operations	129.4	134.1	(3.5)

Total liabilities	6,109.4	5,684.1	7.5

SHAREHOLDERS’ EQUITY
Preferred stock, par value $.01 per share; authorized 20.0 million shares; issued none	—	—	—
Common stock, par value $.01 per share; authorized 300.0 million shares; issued 60.5 million shares	0.6	0.6	—
Additional paid-in capital	1,796.5	1,808.5	(0.7)
Accumulated other comprehensive income	136.7	28.8	374.7
Retained earnings	1,246.8	1,141.1	9.3
Treasury stock at cost (15.6 and 13.0 million shares)	(720.1)	(620.4)	16.1

Total shareholders’ equity	2,460.5	2,358.6	4.3

Total liabilities and shareholders’ equity	$8,569.9	$8,042.7	6.6

PROPERTY & CASUALTY

THE HANOVER INSURANCE GROUP

PROPERTY AND CASUALTY

CONDENSED INCOME STATEMENTS

	Quarter ended December 31			Year ended December 31
(In millions)	2010	2009	% Change	2010	2009	% Change

REVENUES
Net premiums written	$717.1	$626.9	14.4	$3,048.0	$2,608.7	16.8
Change in unearned premiums, net of prepaid reinsurance premiums	31.6	20.1	57.2	(207.0)	(62.3)	232.3

Net premiums earned	748.7	647.0	15.7	2,841.0	2,546.4	11.6
Net investment income	63.0	63.8	(1.3)	247.2	251.7	(1.8)
Other income	9.9	9.5	4.2	38.9	38.6	0.8

Total segment revenue	821.6	720.3	14.1	3,127.1	2,836.7	10.2

LOSSES AND OPERATING EXPENSES
Losses and loss adjustment expenses	471.7	414.1	13.9	1,856.3	1,639.2	13.2
Policy acquisition expenses	178.2	146.6	21.6	669.0	581.3	15.1
Other operating expenses	95.5	89.3	6.9	374.1	346.1	8.1

Total losses and operating expenses	745.4	650.0	14.7	2,899.4	2,566.6	13.0

Segment income before federal income taxes	$76.2	$70.3	8.4	$227.7	$270.1	(15.7)

THE HANOVER INSURANCE GROUP

PROPERTY AND CASUALTY

GAAP UNDERWRITING PROFIT (LOSS) RECONCILED TO SEGMENT INCOME

	Quarter ended December 31, 2010
	Commercial Lines					Personal Lines
(In millions)	Workers’ Comp	Auto	Multiple Peril	Other(1)	Total	Auto	Home	Other	Total	Other P&C	Total P&C
Net premiums written	$34.3	$53.8	$119.8	$161.2	$369.1 (2)	$217.7	$120.2	$10.1	$348.0	$—	$717.1

Net premiums earned	$39.4	$60.9	$133.1	$151.3	$384.7	$233.0	$120.4	$10.6	$364.0	$—	$748.7
Losses excluding prior year loss reserve development and catastrophe losses	27.3	31.6	60.9	60.9	180.7	153.6	56.1	4.8	214.5	—	395.2
Prior year loss reserve (favorable) unfavorable development	(4.4)	0.6	(3.8)	(1.2)	(8.8)	(10.0)	(1.0)	(0.7)	(11.7)	(0.2)	(20.7)
Pre-tax catastrophe losses	—	—	7.9	1.2	9.1	0.3	7.2	0.2	7.7	—	16.8
Loss adjustment expenses (3)	4.5	5.0	12.9	20.1	42.5	27.9	9.3	0.5	37.7	0.1	80.3
Policy acquisition and other underwriting expenses					159.2				105.5	—	264.7
Policyholders’ dividends					0.1				—	—	0.1

GAAP underwriting profit					1.9				10.3	0.1	12.3
Net investment income					33.3				26.3	3.4	63.0
Other income					5.0				3.2	1.7	9.9
Other operating expenses					(3.8)				(0.8)	(4.4)	(9.0)

Segment income before federal income taxes					$36.4				$39.0	$0.8	$76.2

	Quarter ended December 31, 2009
	Commercial Lines					Personal Lines
	Workers’ Comp	Auto	Multiple Peril	Other(1)	Total	Auto	Home	Other	Total	Other P&C	Total P&C
Net premiums written	$21.4	$39.5	$77.3	$132.2	$270.4	$227.3	$119.5	$9.7	$356.5	$—	$626.9

Net premiums earned	$26.4	$47.3	$89.4	$116.4	$279.5	$243.1	$114.5	$9.9	$367.5	$—	$647.0
Losses excluding prior year loss reserve development and catastrophe losses	18.3	26.0	45.4	46.7	136.4	165.9	57.0	3.4	226.3	—	362.7
Prior year loss reserve (favorable) unfavorable development	(11.1)	(2.4)	(12.7)	2.9	(23.3)	(0.4)	(1.8)	0.4	(1.8)	(1.4)	(26.5)
Pre-tax catastrophe losses (income)	—	—	1.0	(0.6)	0.4	0.1	5.9	0.2	6.2	—	6.6
Loss adjustment expenses (3)	0.7	2.9	10.6	14.0	28.2	32.6	9.1	0.5	42.2	0.3	70.7
Policy acquisition and other underwriting expenses					117.6				104.8	—	222.4
Policyholders’ dividends					0.6				—	—	0.6

GAAP underwriting profit (loss)					19.6				(10.2)	1.1	10.5
Net investment income					32.4				28.2	3.2	63.8
Other income					4.4				3.6	1.5	9.5
Other operating expenses					(3.9)				(1.3)	(8.3)	(13.5)

Segment income (loss) before federal income taxes					$52.5				$20.3	$(2.5)	$70.3

(1)	Other Commercial Lines includes coverages such as program business, inland marine, bonds and professional liability.
(2)	Total Commercial Lines Net premiums written includes $62.2 million related to our OneBeacon renewal rights transaction.
(3)	Loss adjustment expenses include (favorable) unfavorable development of $(2.5) million and $(2.8) million in Commercial Lines, $(0.5) million and $2.2 million in Personal Lines, and $(3.0) million and $(0.6) million in Total P&C for the quarters ended December 31, 2010 and 2009, respectively.

THE HANOVER INSURANCE GROUP

PROPERTY AND CASUALTY

GAAP UNDERWRITING PROFIT (LOSS) RECONCILED TO SEGMENT INCOME

	Year ended December 31, 2010
	Commercial Lines					Personal Lines
(In millions)	Workers’ Comp	Auto	Multiple Peril	Other(1)	Total	Auto	Home	Other	Total	Other P&C	Total P&C
Net premiums written	$161.3	$246.1	$559.8	$617.6	$1,584.8 (2)	$935.1	$485.5	$42.3	$1,462.9	$0.3	$3,048.0

Net premiums earned	$136.7	$220.0	$462.9	$553.8	$1,373.4	$946.3	$478.9	$42.1	$1,467.3	$0.3	$2,841.0
Losses excluding prior year loss reserve development and catastrophe losses	92.4	116.8	214.0	230.7	653.9	601.6	217.3	16.1	835.0	—	1,488.9
Prior year loss reserve favorable development	(21.2)	(4.0)	(20.6)	(0.5)	(46.3)	(37.8)	(2.0)	(1.6)	(41.4)	(0.8)	(88.5)
Pre-tax catastrophe losses	—	0.6	45.1	15.9	61.6	9.2	88.1	1.4	98.7	—	160.3
Loss adjustment expenses (3)	10.8	16.6	48.0	65.1	140.5	109.0	42.9	1.9	153.8	0.3	294.6
Policy acquisition and other underwriting expenses					583.3				419.6	—	1,002.9
Policyholders’ dividends					1.0				—	—	1.0

GAAP underwriting (loss) profit					(20.6)				1.6	0.8	(18.2)
Net investment income					129.9				102.9	14.4	247.2
Other income					19.0				13.6	6.3	38.9
Other operating expenses					(17.1)				(5.1)	(18.0)	(40.2)

Segment income before federal income taxes					$111.2				$113.0	$3.5	$227.7

	Year ended December 31, 2009
	Commercial Lines					Personal Lines
	Workers’ Comp	Auto	Multiple Peril	Other(1)	Total	Auto	Home	Other	Total	Other P&C	Total P&C
Net premiums written	$109.7	$187.3	$366.7	$472.6	$1,136.3	$967.9	$464.3	$40.0	$1,472.2	$0.2	$2,608.7

Net premiums earned	$112.0	$186.9	$360.7	$425.2	$1,084.8	$978.0	$444.1	$39.2	$1,461.3	$0.3	$2,546.4
Losses excluding prior year loss reserve development and catastrophe losses	76.4	100.6	174.2	179.4	530.6	643.4	229.2	13.9	886.5	—	1,417.1
Prior year loss reserve (favorable) unfavorable development	(28.2)	(7.1)	(28.8)	(17.1)	(81.2)	(44.9)	6.0	(1.2)	(40.1)	(11.8)	(133.1)
Pre-tax catastrophe losses (income)	—	1.1	23.3	4.2	28.6	4.2	65.2	0.9	70.3	—	98.9
Loss adjustment expenses (3)	1.2	10.5	41.6	40.1	93.4	122.1	37.8	1.1	161.0	0.9	255.3
Policy acquisition and other underwriting expenses (income)					451.5				427.2	(0.5)	878.2
Policyholders’ dividends					1.0				—	—	1.0

GAAP underwriting profit (loss)					60.9				(43.6)	11.7	29.0
Net investment income					125.6				109.6	16.5	251.7
Other income					18.4				14.4	5.8	38.6
Other operating expenses					(15.2)				(4.0)	(30.0)	(49.2)

Segment income before federal income taxes					$189.7				$76.4	$4.0	$270.1

(1)	Other Commercial Lines includes coverages such as program business, inland marine, bonds and professional liability.
(2)	Total Commercial Lines Net premiums written includes $289.1 million related to our OneBeacon renewal rights transaction.
(3)	Loss adjustment expenses include (favorable) unfavorable development of $(15.2) million and $(22.9) million in Commercial Lines, $(7.4) million and $0.7 million in Personal Lines, and $(22.6) million and $(22.2) million in Total P&C for the years ended December 30, 2010 and 2009, respectively.

THE HANOVER INSURANCE GROUP

PROPERTY AND CASUALTY

GAAP UNDERWRITING RATIOS

	Quarter ended December 31, 2010
	Commercial Lines					Personal Lines
	Workers’ Comp	Auto	Multiple Peril	Other(1)	Total	Auto	Home	Other	Total	Other P&C	Total P&C
Losses, excluding catastrophe losses and development	69.3%	51.8%	45.9%	40.2%	47.1%	65.9%	46.5%	45.3%	58.9%	N/M	52.9%
Catastrophe losses	N/M	N/M	5.9%	0.8%	2.4%	0.1%	6.0%	1.9%	2.1%	N/M	2.2%
Prior year loss reserve development	(11.2)%	1.0%	(2.9)%	(0.8)%	(2.3)%	(4.3)%	(0.8)%	(6.6)%	(3.2)%	N/M	(2.8)%

Total losses	58.1%	52.8%	48.9%	40.2%	47.2%	61.7%	51.7%	40.6%	57.8%	N/M	52.3%
Loss adjustment expenses (2)	11.4%	8.2%	9.7%	13.3%	11.0%	12.0%	7.7%	4.7%	10.4%	N/M	10.7%
Policy acquisition and other underwriting expenses (3)					41.1%				28.2%	N/M	34.8%
Policyholders’ dividends					N/M				N/M	N/M	N/M

Combined					99.3%				96.4%	N/M	97.8%

Policies in force (4)	20.6%	9.5%	9.5%	3.7%	8.2%	(6.7)%	0.2%	(6.8)%	(3.6)%	—	(2.0)%
Retention (4), (5)	78.8%	78.6%	83.2%	N/M	81.3%	76.3%	80.8%	N/M	78.7%

	Quarter ended December 31, 2009
	Commercial Lines					Personal Lines
	Workers’ Comp	Auto	Multiple Peril	Other(1)	Total	Auto	Home	Other	Total	Other P&C	Total P&C
Losses, excluding catastrophe losses and development	69.2%	55.0%	50.8%	40.1%	48.8%	68.3%	49.8%	34.3%	61.6%	N/M	56.1%
Catastrophe losses	N/M	N/M	1.1%	(0.5)%	0.1%	N/M	5.2%	2.0%	1.7%	N/M	1.0%
Prior year loss reserve development	(42.0)%	(5.1)%	(14.2)%	2.5%	(8.3)%	(0.1)%	(1.6)%	4.0%	(0.5)%	N/M	(4.1)%

Total losses	27.2%	49.9%	37.7%	42.1%	40.6%	68.2%	53.4%	40.3%	62.8%	N/M	53.0%
Loss adjustment expenses (2)	2.7%	6.1%	11.9%	12.0%	10.1%	13.4%	7.9%	5.1%	11.5%	N/M	10.9%
Policy acquisition and other underwriting expenses (3)					41.8%				27.6%	N/M	33.7%
Policyholders’ dividends					0.2%				N/M	N/M	0.1%

Combined					92.7%				101.9%	N/M	97.7%

Policies in force (4)	(0.3)%	(2.4)%	3.5%	(2.0)%	0.2%	(2.4)%	5.3%	(4.4)%	0.8%	—	0.7%
Retention (4), (5)	77.3%	79.0%	79.3%	N/M	78.5%	74.5%	82.2%	N/M	78.4%

(1)	Other Commercial Lines includes coverages such as program business, inland marine, bonds and professional liability.
(2)	Loss adjustment expenses include (favorable) unfavorable development of $(2.5) million and $(2.8) million in Commercial Lines, $(0.5) million and $2.2 million in Personal Lines, and $(3.0) million and $(0.6) million in Total P&C for the quarters ended December 31, 2010 and 2009, respectively.
(3)	Policy acquisition and other underwriting expenses are reduced by installment fee revenues for purposes of the ratio calculation.
(4)	Policies in force and total Commercial Lines retention rates do not include acquisitions of Professionals Direct, Inc., Verlan Fire Insurance Company, AIX, Inc., Campania Holding Company, Inc. and OneBeacon assumed business.
(5)	The retention rate for Commercial Lines is direct voluntary written premiums, based on renewed policies in the current period versus those available to renew; the retention rate for Personal Lines is a twelve month rolling average calculation based on policies in force.

THE HANOVER INSURANCE GROUP

PROPERTY AND CASUALTY

GAAP UNDERWRITING RATIOS

	Year ended December 31, 2010
	Commercial Lines					Personal Lines
	Workers’ Comp	Auto	Multiple Peril	Other(1)	Total	Auto	Home	Other	Total	Other P&C	Total P&C
Losses, excluding catastrophe losses and development	67.5%	53.0%	46.3%	41.6%	47.7%	63.6%	45.3%	38.3%	56.9%	N/M	52.4%
Catastrophe losses	N/M	0.3%	9.7%	2.9%	4.5%	1.0%	18.4%	3.3%	6.7%	N/M	5.6%
Prior year loss reserve development	(15.5)%	(1.8)%	(4.5)%	(0.1)%	(3.4)%	(4.0)%	(0.4)%	(3.8)%	(2.8)%	N/M	(3.1)%

Total losses	52.0%	51.5%	51.5%	44.4%	48.8%	60.6%	63.3%	37.8%	60.8%	N/M	54.9%
Loss adjustment expenses (2)	7.9%	7.5%	10.4%	11.8%	10.2%	11.5%	9.0%	4.5%	10.5%	N/M	10.4%
Policy acquisition and other underwriting expenses (3)					42.2%				27.8%	N/M	34.8%
Policyholders’ dividends					0.1%				N/M	N/M	N/M

Combined					101.3%				99.1%	N/M	100.1%

Policies in force (4)	20.6%	9.5%	9.5%	3.7%	8.2%	(6.7)%	0.2%	(6.8)%	(3.6)%	—	(2.0)%
Retention (4), (5)	76.7%	78.4%	81.7%	N/M	80.1%	76.3%	80.8%	N/M	78.7%

	Year ended December 31, 2009
	Commercial Lines					Personal Lines
	Workers’ Comp	Auto	Multiple Peril	Other(1)	Total	Auto	Home	Other	Total	Other P&C	Total P&C
Losses, excluding catastrophe losses and development	68.2%	53.8%	48.3%	42.2%	49.0%	65.8%	51.5%	35.5%	60.7%	N/M	55.7%
Catastrophe losses	N/M	0.6%	6.5%	1.0%	2.6%	0.4%	14.7%	2.3%	4.8%	N/M	3.9%
Prior year loss reserve development	(25.2)%	(3.8)%	(8.0)%	(4.0)%	(7.5)%	(4.6)%	1.4%	(3.1)%	(2.7)%	N/M	(5.2)%

Total losses	43.0%	50.6%	46.8%	39.2%	44.1%	61.6%	67.6%	34.7%	62.8%	N/M	54.4%
Loss adjustment expenses (2)	1.1%	5.6%	11.5%	9.4%	8.6%	12.5%	8.5%	2.8%	11.0%	N/M	10.0%
Policy acquisition and other underwriting expenses (3)					41.3%				28.3%	N/M	33.8%
Policyholders’ dividends					0.1%				N/M	N/M	N/M

Combined					94.1%				102.1%	N/M	98.2%

Policies in force (4)	(0.3)%	(2.4)%	3.5%	(2.0)%	0.2%	(2.4)%	5.3%	(4.4)%	0.8%	—	0.7%
Retention (4), (5)	78.1%	79.6%	80.6%	N/M	79.8%	74.5%	82.2%	N/M	78.4%

(1)	Other Commercial Lines includes coverages such as program business, inland marine, bonds and professional liability.
(2)	Loss adjustment expenses include (favorable) unfavorable development of $(15.2) million and $(22.9) million in Commercial Lines, $(7.4) million and $0.7 million in Personal Lines, and $(22.6) million and $(22.2) million in Total P&C for the years ended December 31, 2010 and 2009, respectively.
(3)	Policy acquisition and other underwriting expenses are reduced by installment fee revenues for purposes of the ratio calculation.
(4)	Policies in force and total Commercial Lines retention rates do not include acquisitions of Professionals Direct, Inc., Verlan Fire Insurance Company, AIX, Inc., Campania Holding Company, Inc. and OneBeacon assumed business.
(5)	The retention rate for Commercial Lines is direct voluntary written premiums, based on renewed policies in the current period versus those available to renew; the retention rate for Personal Lines is a twelve month rolling average calculation based on policies in force.

INVESTMENTS

THE HANOVER INSURANCE GROUP

NET INVESTMENT INCOME

	Quarter ended December 31				Year ended December 31
(In millions, except yields)	2010		2009		2010		2009

		Yield		Yield		Yield		Yield
Fixed maturities (1)	$61.5	5.37%	$62.9	5.43%	$248.6	5.46%	$249.3	5.53%
Equity securities	2.2	5.53%	1.9	5.05%	4.5	6.13%	5.2	5.25%
Mortgages (2)	0.1	7.98%	0.5	9.58%	0.7	8.05%	2.3	8.78%
All other	1.2	—	0.1	—	0.3	—	1.9	—
Investment expenses	(2.0)	—	(1.6)	—	(6.9)	—	(6.6)	—

Total (3)	$63.0	5.13%	$63.8	5.17%	$247.2	5.16%	$252.1	5.19%

(1)	Includes purchase accounting adjustments of $(0.2) million and $(0.3) million for the quarters ended December 31, 2010 and 2009, respectively, and $(1.1) million and $(1.9) million for the years ended December 31, 2010 and 2009, respectively. Average book value of fixed maturities was $4,593.5 million and $4,658.0 million for the quarters ended December 31, 2010 and 2009, respectively, and $4,577.0 million and $4,541.5 million for the years ended December 31, 2010 and 2009, respectively.
(2)	Excluding mortgage prepayment fees of $0.1 million for the year ended December 31, 2009, mortgage yields were 8.45%. There were no mortgage prepayment fees in 2010 or for the quarter ended December 31, 2009.
(3)	Excludes net investment income related to discontinued operations of $0.5 million and $0.4 million for the quarters ended December 31, 2010 and 2009, respectively, and $2.0 million and $1.7 million for the years ended December 31, 2010 and 2009, respectively.

THE HANOVER INSURANCE GROUP

COMPONENTS OF NET REALIZED INVESTMENT GAINS

	Quarter ended December 31		Year ended December 31
(In millions)	2010	2009	2010	2009

Net realized gains from sales and other	$19.3	$14.7	$43.6	$34.3

Total other-than-temporary impairment losses	(5.9)	(3.1)	(9.4)	(42.2)

Portion of loss transferred (from) to other comprehensive income	(0.5)	(0.5)	(4.5)	9.3

Net other-than-temporary losses on investments recognized in earnings	(6.4)	(3.6)	(13.9)	(32.9)

Net realized investment gains (1)	$12.9	$11.1	$29.7	$1.4

(1)	Excludes net realized investment losses related to discontinued operations of $0.4 and $3.2 million for the years ended December 31, 2010 and 2009, respectively. There were no realized investment gains or losses from discontinued operations for the quarters ended December 31, 2010 and 2009, respectively.

THE HANOVER INSURANCE GROUP

INVESTMENT PORTFOLIO

(in millions)		December 31, 2010
Investment Type	Weighted Average Quality	Amortized Cost	Fair Value	Net Unrealized Gain (Loss)	Change in Net Unrealized During Q4 2010	Change in Net Unrealized YTD

Fixed Maturities:
Corporate:
NAIC 1	A	$1,002.2	$1,058.6	$56.4	$(30.2)	$24.1
NAIC 2	BBB	1,012.6	1,082.5	69.9	(32.2)	21.4
NAIC 3 and below	B+	341.4	360.8	19.4	2.1	15.5

Total corporate	BBB+	2,356.2	2,501.9	145.7	(60.3)	61.0
Asset backed:
Residential mortgage backed securities	AA+	725.4	755.3	29.9	(9.5)	14.3
Commercial mortgage backed securities	AA+	350.7	368.1	17.4	(2.7)	14.7
Asset backed securities	A+	57.5	61.2	3.7	(1.4)	1.2
Municipals:
Taxable	AA	813.7	812.8	(0.9)	(35.8)	15.7
Tax exempt	A+	149.7	152.7	3.0	(2.6)	(1.1)
U.S. government	AAA	261.4	263.2	1.8	(6.0)	2.3

Total fixed maturities	A+	4,714.6	4,915.2	200.6	(118.3)	108.1
Equity securities:
Perpetual preferred securities		10.1	16.9	6.8	(0.4)	0.8
Common equity securities		110.6	111.7	1.1	(5.1)	(4.8)

Total fixed maturities and equity securities (1)		4,835.3	5,043.8	208.5	(123.8)	104.1
Cash and cash equivalents (2)		292.9	292.9	—	—	—
Other long-term investments		36.7	39.4	2.7	1.2	0.7

Total		$5,164.9	$5,376.1	$211.2	$(122.6)	$104.8

(1)	Includes investments of discontinued accident and health business of $115.8 million in amortized cost and $117.3 million in fair value at December 31, 2010. Net unrealized gain (loss) associated with the discontinued accident and health business has declined $1.6 million during the fourth quarter of 2010 and improved $4.3 million since year-end 2009.
(2)	Includes investments of discontinued accident and health business of $2.5 million in amortized cost and in fair value at December 31, 2010.

THE HANOVER INSURANCE GROUP

AGING OF GROSS UNREALIZED LOSSES ON SECURITIES AVAILABLE FOR SALE

(In millions)	December 31, 2010		December 31, 2009
	Gross Unrealized Losses and OTTI	Fair Value	Gross Unrealized Losses and OTTI	Fair Value

INVESTMENT GRADE FIXED MATURITIES:
12 months or less	$23.1	$751.2	$23.1	$664.4
Greater than 12 months	33.2	219.7	43.4	421.8

Total investment grade fixed maturities	56.3	970.9	66.5	1,086.2
BELOW INVESTMENT GRADE FIXED MATURITIES:
12 months or less	1.1	56.8	10.8	92.8
Greater than 12 months (1)	14.8	102.5	17.7	158.3

Total below investment grade fixed maturities	15.9	159.3	28.5	251.1
EQUITY SECURITIES:
12 months or less	1.9	45.8	—	—
Greater than 12 months	—	—	0.3	1.4

Total equity securities	1.9	45.8	0.3	1.4

Total (2)	$74.1	$1,176.0	$95.3	$1,338.7

(1)	Gross Unrealized Losses and OTTI includes $14.8 million of OTTI at December 31, 2010 and 2009.
(2)	Includes gross unrealized losses related to discontinued accident and health business of $6.6 million and $8.8 million with $48.6 million and $55.0 million in fair value at December 31, 2010 and 2009, respectively.

THE HANOVER INSURANCE GROUP

CREDIT QUALITY OF FIXED MATURITIES

(In millions)		December 31, 2010			December 31, 2009
NAIC Designation	Rating Agency Equivalent Designation	Amortized Cost	Fair Value	% of Total Fair Value	Amortized Cost	Fair Value	% of Total Fair Value

1	Aaa/Aa/A	$3,178.8	$3,292.9	67.0%	$3,120.8	$3,168.0	66.9%
2	Baa	1,168.1	1,234.6	25.1%	1,198.0	1,240.3	26.2%
3	Ba	173.8	182.6	3.7%	138.2	130.5	2.8%
4	B	139.5	144.2	3.0%	93.1	98.0	2.1%
5	Caa and lower	42.0	45.2	0.9%	84.0	88.0	1.9%
6	In or near default	12.4	15.7	0.3%	5.8	7.6	0.1%

Total fixed maturities (1)		$4,714.6	$4,915.2	100.0%	$4,639.9	$4,732.4	100.0%

(1)	Includes investments of discontinued accident and health business of $115.8 million and $119.6 million in amortized cost and $117.3 million and $116.8 million in fair value at December 31, 2010 and 2009, respectively.

THE HANOVER INSURANCE GROUP

TOP 25 CORPORATE FIXED MATURITY HOLDINGS

(In millions, except percentage data)	As of December 31, 2010
Issuer	Amortized Cost	Fair Value	As a percent of Invested Assets	S&P Ratings
Wells Fargo	$22.2	$23.8	0.44%	AA-
Bank of America	22.1	19.6	0.36%	A-
Kellogg	21.3	21.9	0.41%	BBB+
CVS	20.6	22.2	0.41%	BBB+
PNC Bank	19.9	20.7	0.39%	A
American Express	18.7	20.2	0.38%	BBB+
Dominion Resources	18.2	19.9	0.37%	A-
GE Capital	17.9	18.7	0.35%	AA+
Kroger	17.1	17.6	0.33%	BBB
Home Depot	17.0	19.2	0.36%	BBB+
AT&T	16.9	17.7	0.33%	A-
Safeway	16.7	17.4	0.32%	BBB
Miller Brewing	16.4	18.2	0.34%	BBB+
Pacific Gas & Electric	16.1	17.6	0.33%	BBB+
Merck & Co	15.7	17.9	0.33%	AA
Morgan Stanley	15.5	17.0	0.32%	A
Coca Cola	15.2	15.8	0.29%	A+
Manufacturers & Traders Bank	15.1	14.5	0.27%	A-
Canadian National Railways	15.0	15.8	0.29%	A-
Fifth Third Bancorp	15.0	15.3	0.29%	BBB-
Vodafone	15.0	16.1	0.30%	A-
Atmos Energy	14.9	16.3	0.30%	BBB+
Telefonica Emisiones	14.8	15.2	0.28%	A-
Pfizer	14.7	16.8	0.31%	AA
Lowe’s	14.5	16.5	0.31%	A

Top 25 Corporate	426.5	451.9	8.41%
Other Corporate	1,929.7	2,050.0	38.13%

Total Corporate	$2,356.2	$2,501.9	46.54%

Historical Highlights

THE HANOVER INSURANCE GROUP

HISTORICAL FINANCIAL HIGHLIGHTS

(In millions, except per share data)	2010	Q4 10	Q3 10	Q2 10	Q1 10	2009	Q4 09	Q3 09	Q2 09	Q1 09
SEGMENT INCOME (1)
Property and Casualty
Commercial Lines	$111.2	$36.4	$35.1	$16.9	$22.8	$189.7	$52.5	$38.7	$50.9	$47.6
Personal Lines	113.0	39.0	43.0	(3.5)	34.5	76.4	20.3	27.4	25.6	3.1
Other Property and Casualty	3.5	0.8	1.1	1.2	0.4	4.0	(2.5)	7.5	(0.2)	(0.8)

Total Property and Casualty	227.7	76.2	79.2	14.6	57.7	270.1	70.3	73.6	76.3	49.9
Interest expense on debt	(44.3)	(11.5)	(11.8)	(11.7)	(9.3)	(35.1)	(7.9)	(6.3)	(10.5)	(10.4)

Total segment income before federal income taxes	$183.4	$64.7	$67.4	$2.9	$48.4	$235.0	$62.4	$67.3	$65.8	$39.5

Federal income tax expense on segment income	(61.2)	(21.0)	(22.7)	(1.1)	(16.4)	(77.5)	(20.6)	(22.0)	(21.8)	(13.1)

Total segment income after federal income taxes	$122.2	$43.7	$44.7	$1.8	$32.0	$157.5	$41.8	$45.3	$44.0	$26.4

Net realized investment gains (losses)	29.7	12.9	5.7	0.2	10.9	1.4	11.1	—	(3.6)	(6.1)
(Loss) gain from retirement of debt	(2.0)	(2.0)	—	—	—	34.5	—	0.2	34.3	—
Other non-segment items	—	—	—	—	—	—	—	—	0.1	(0.1)
Federal income tax (expense) benefit on non-segment income	3.3	2.8	1.0	0.2	(0.7)	(5.6)	3.0	3.1	(11.7)	—

Income from continuing operations	153.2	57.4	51.4	2.2	42.2	187.8	55.9	48.6	63.1	20.2

Discontinued operations (net of taxes):
Gain (loss) from discontinued FAFLIC business	0.5	0.1	0.5	(0.1)	—	7.1	0.8	0.4	0.9	5.0
(Loss) gain from discontinued accident and health business	(0.3)	0.6	0.2	(0.5)	(0.6)	(2.6)	(0.2)	0.7	0.2	(3.3)
Gain on disposal of discontinued variable life and annuity business	1.3	0.3	0.1	0.7	0.2	4.9	0.8	—	0.2	3.9
Other discontinued operations	0.1	—	0.1	—	—	—	—	—	—	—

NET INCOME	$154.8	$58.4	$52.3	$2.3	$41.8	$197.2	$57.3	$49.7	$64.4	$25.8

PER SHARE DATA (DILUTED)

INCOME FROM CONTINUING OPERATIONS	$3.31	$1.25	$1.12	$0.05	$0.88	$3.68	$1.11	$0.95	$1.23	$0.39
INCOME (LOSS) FROM DISCONTINUED OPERATIONS	$0.03	$0.02	$0.03	$—	$(0.01)	$0.18	$0.03	$0.02	$0.02	$0.11
NET INCOME	$3.34	$1.27	$1.15	$0.05	$0.87	$3.86	$1.14	$0.97	$1.25	$0.50

WEIGHTED AVERAGE SHARES OUTSTANDING (DILUTED)	46.3	45.9	45.7	45.5	48.2	51.1	50.2	51.2	51.4	51.4

BALANCE SHEET
Total assets		$8,569.9	$8,596.7	$8,373.4	$8,068.5		$8,042.7	$8,088.6	$7,747.7	$7,698.1
Total shareholders’ equity		$2,460.5	$2,478.8	$2,351.6	$2,302.2		$2,358.6	$2,407.1	$2,221.1	$1,967.6
Book value per share		$54.74	$55.25	$52.61	$51.59		$49.72	$48.06	$43.75	$38.62
Book value per share, excluding accumulated other comprehensive income (loss)		$51.70	$50.72	$49.79	$50.07		$49.11	$48.28	$47.15	$45.16

(1)	Represents income or loss of the Company’s operating segments: Commercial Lines, Personal Lines, Other Property and Casualty and interest expense on corporate debt. In accordance with generally accepted accounting principles, the separate financial information of each segment is presented consistent with the manner in which results are regularly evaluated by the chief operating decision maker in deciding how to allocate resources and in assessing performance.

THE HANOVER INSURANCE GROUP

HISTORICAL FINANCIAL HIGHLIGHTS

(In millions, except per share data)	2008	Q4 08	Q3 08	Q2 08	Q1 08
SEGMENT INCOME (1)
Property and Casualty
Commercial Lines	$169.7	$55.6	$(6.6)	$52.7	$68.0
Personal Lines	123.5	39.7	18.1	38.6	27.1
Other Property and Casualty	9.0	2.2	2.3	2.9	1.3

Total Property and Casualty	302.2	97.5	13.8	94.2	96.4
Interest expense on debt	(39.9)	(10.0)	(10.0)	(9.9)	(10.0)

Total segment income before federal income taxes	$262.3	$87.5	$3.8	$84.3	$86.4

Federal income tax expense on segment income	(86.3)	(27.9)	(0.5)	(28.8)	(29.1)

Total segment income after federal income taxes	$176.0	$59.6	$3.3	$55.5	$57.3

Federal income tax settlement	6.4	—	6.4	—	—
Net realized investment losses	(97.8)	(37.1)	(52.8)	(7.6)	(0.3)
Other non-segment items	(0.1)	(0.1)	—	—	—
Federal income tax benefit (expense) on non-segment income	—	0.4	(0.4)	—	—

Income (loss) from continuing operations	84.5	22.8	(43.5)	47.9	57.0

Discontinued operations (net of taxes):
(Loss) gain from discontinued FAFLIC business	(84.8)	8.1	(21.7)	(67.7)	(3.5)
Gain from operations of AMGRO	10.1	—	—	10.4	—
Gain (loss) on disposal of discontinued variable life and annuity business	11.3	3.2	2.7	(0.8)	6.2
Other discontinued operations	(0.5)	—	0.7	—	(1.2)

NET INCOME (LOSS)	$20.6	$34.1	$(61.8)	$(10.2)	$58.5

PER SHARE DATA (DILUTED)

INCOME (LOSS) FROM CONTINUING OPERATIONS	$1.63	$0.44	$(0.85)	$0.92	$1.09
(LOSS) INCOME FROM DISCONTINUED OPERATIONS	$(1.23)	$0.22	$(0.36)	$(1.12)	$0.03
NET INCOME (LOSS)	$0.40	$0.66	$(1.21)	$(0.20)	$1.12

WEIGHTED AVERAGE SHARES OUTSTANDING (DILUTED) (2)	51.7	51.4	51.0	51.8	52.3

BALANCE SHEET
Total assets		$9,230.2	$9,254.8	$9,463.8	$9,700.6
Total shareholders’ equity		$1,887.2	$2,040.1	$2,212.7	$2,320.7
Book value per share		$37.08	$40.09	$43.57	$45.23
Book value per share, excluding accumulated other comprehensive income (loss)		$44.64	$44.37	$45.55	$45.70

(1)	Represents income or loss of the Company’s operating segments: Commercial Lines, Personal Lines, Other Property and Casualty and interest expense on corporate debt. In accordance with generally accepted accounting principles, the separate financial information of each segment is presented consistent with the manner in which results are regularly evaluated by the chief operating decision maker in deciding how to allocate resources and in assessing performance.
(2)	Weighted average shares outstanding for the quarter ended September 30, 2008 represents basic shares outstanding due to antidilution.

Other Information

Non-GAAP Financial Measures

The Hanover uses non-GAAP financial measures as important measures of the Company’s operating performance, which we believe provide investors’ with additional information regarding management’s evaluation of our results of operations and financial performance. These metrics include total segment income, segment income after tax, total segment income per share, segment income after-tax per share, book value per share excluding net unrealized gains and losses related to investments, net of tax, tangible book value per share and measures of segment income and loss ratios excluding catastrophe losses and reserve development. After-tax segment income EPS (sometimes referred to as “after-tax segment income per share”) is a non-GAAP measure. It is defined as net income (loss) excluding the after-tax impact of net realized investment gains (losses), as well as results from discontinued operations for a period divided by the average number of diluted shares of common stock.

Segment income (Property and Casualty segment income) is net income, excluding interest expense on debt, federal income taxes and net realized investment gains and losses, because fluctuations in these gains and losses are determined by interest rates, financial markets and the timing of sales. Segment income also excludes net gains and losses on disposals of businesses, discontinued operations, restructuring costs, extraordinary items, the cumulative effect of accounting changes and certain other items. Segment income is the sum of the segment income from: Commercial Lines, Personal Lines, and Other Property and Casualty. The Hanover believes that measures of total segment income provide investors with a valuable measure of the performance of the Company’s ongoing businesses because they highlight net income attributable to the core operations of the business.

Book value per share is total shareholders’ equity divided by the number of common shares outstanding. Book value per share excluding net unrealized gains and losses related to investments, net of tax is total shareholders’ equity excluding the after-tax effect of unrealized investment gains and losses divided by the number of common shares outstanding. Tangible book value per share is total shareholders’ equity, excluding goodwill, divided by the number of common shares outstanding.

The Hanover also provides measures of segment income and loss ratios that exclude the effects of catastrophe losses. A catastrophe is a severe loss, resulting from natural or manmade events, including risks such as fire, hurricane, earthquake, windstorm, explosion, terrorism or other similar events. Each catastrophe has unique characteristics. Catastrophes are not predictable as to timing or loss amount in advance. The Hanover believes that providing certain financial metrics and trends excluding the effects of catastrophes is meaningful for investors to understand the variability of periodic earnings and loss ratios.

Prior year reserve development, which can be favorable or unfavorable, represents changes in our estimate of the costs to pay claims from prior years. We believe that a discussion of segment income excluding prior year reserve development is helpful to investors since it provides insight into both our estimate of current year accident results and changes to prior-year reserve estimates.

Segment income and measures of segment income that exclude the effects of catastrophe losses or reserve development should not be construed as substitutes for net income determined in accordance with GAAP. A reconciliation of income from continuing operations to segment income and income from continuing operations per share to segment income per share for the quarters and years ended December 31, 2010 and 2009 is set forth on pages 1 and 2, of this document, respectively. The presentation of loss ratios calculated excluding the effects of reserve development and/or catastrophe losses should not be construed as a substitute for loss ratios determined in accordance with GAAP.

CORPORATE OFFICES AND PRINCIPAL SUBSIDIARIES

THE HANOVER INSURANCE GROUP, INC.

440 Lincoln Street

Worcester, MA 01653

The Hanover Insurance Company

440 Lincoln Street

Worcester, MA 01653

Citizens Insurance Company of America

645 West Grand River

Howell, MI 48843

MARKET AND DIVIDEND INFORMATION

The following information shows trading activity for the Company for the periods indicated:

Quarter Ended	2010
	Price Range		Dividends Per Share
	High	Low
March 31	$44.63	$40.51	$0.25
June 30	$45.72	$42.33	$0.25
September 30	$47.00	$43.16	$0.25
December 31	$47.73	$45.25	$0.25

Quarter Ended	2009
	Price Range		Dividends Per Share
	High	Low
March 31	$43.37	$28.49	—
June 30	$38.11	$29.19	—
September 30	$42.82	$37.23	—
December 31	$45.23	$40.67	$0.75

INDUSTRY RATINGS AS OF FEBRUARY 9, 2011

Financial Strength Ratings	A.M. Best	Standard & Poor’s	Moody’s	Fitch
Property and Casualty Insurance Companies:
The Hanover Insurance Company	A	A-	A3	A-
Citizens Insurance Company of America	A	A-	—	A-

Debt Ratings	A.M. Best	Standard & Poor’s	Moody’s	Fitch
The Hanover Insurance Group, Inc. Senior Debt	bbb	BBB-	Baa3	BBB-
The Hanover Insurance Group, Inc. Junior Subordinated Debentures	bb+	BB-	Ba1	BB

TRANSFER AGENT

Computershare Limited

PO Box 43076

Providence, RI 02940-3076

1-800-317-4454

COMMON STOCK

Common stock of The Hanover Insurance Group is traded on the New York Stock Exchange under the symbol “THG”.

INQUIRIES

Oksana Lukasheva

Assistant Vice President

Investor Relations

(508) 855-2063

olukasheva@hanover.com

INVESTOR INFORMATION LINE

Dial 1-800-407-5222 to receive additional printed information, fax-on-demand services or other prerecorded messages.

Please visit our internet site at http://www.Hanover.com